Exhibit 23.1
                        Consent of Arthur Andersen L.L.P.


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated January 23, 1996, incorporated by reference in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements File No. 33-15780 and 33-82214.




Arthur Andersen L.L.P.
Lancaster, PA.
March  28, 1996